                                                                 EXHIBIT 10.1

                                THIRD AMENDMENT

                 THIRD AMENDMENT, dated as of June 29, 1996 (this "Amendment"), to the Credit Agreement, dated as of September 29, 1994 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among NWC Acquisition Corporation (the "Borrower"), the financial institutions parties thereto (the "Lenders"), the Co-Agents named therein, the Managing Agents named therein, The Chase Manhattan Bank (as successor by merger to The Chase Manhattan Bank, N.A.), as documentation agent (in such capacity, the "Documentation Agent"), and The Chase Manhattan Bank (formerly named Chemical
Bank), as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

                              W I T N E S S E T H:

                 WHEREAS, the Borrower, the Lenders, the Documentation Agent and the Administrative Agent are parties to the Credit Agreement;

                 WHEREAS, the Borrower has requested that the Administrative Agent, the Documentation Agent and the Lenders agree to amend certain provisions of the Credit Agreement, as more fully set forth herein;

                 WHEREAS, the Administrative Agent, the Documentation Agent and the Lenders are willing to effect such amendments only upon the terms and subject to the conditions set forth herein;

                 NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Borrower, the Lenders, the Documentation Agent and the Administrative Agent hereby agree as follows:

                 I. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement shall have such meanings when used herein.

                 2. Amendment of Subsection 1.1. Subsection 1.1 of the Credit Agreement hereby is amended by deleting from the definition of the term "Conversion Date" contained therein the date "September 29, 1996" and by substituting therefor the date "March 31, 1997".

                 3. Amendment of Subsection 2.4(a). Subsection 2.4(a) of the Credit Agreement hereby is amended by deleting said subsection 2.4(a) in its entirety and by substituting therefor the following:

                 (a) The Aggregate Acquisition Loan Commitment shall be reduced (or, to the extent that the Conversion Date shall have occurred, the Acquisition Term Loans shall be payable) in consecutive quarterly installments on the last day of each March, June, September and December (other than in the case of the final installment thereof, which installment shall be payable on the Termination Date), commencing on December 31, 1996, in a principal amount equal to the percentage of such Aggregate Acquisition Loan Commitment in effect on December 31, 1996 which is set forth opposite the period during which the date of such payment occurs:

                                                                     Quarterly
                          Period                                    Percentage
                          ------                                    ----------
                 12/31/96 - 09/30/97                                    2.50
                 10/01/97 - 09/30/99                                    5.00
                 10/01/99 and thereafter                                6.25

                 4. Amendment of Subsection 2.5. Subsection 2.5 of the Credit Agreement hereby is amended by inserting the following at the end thereof:

         "Notwithstanding the foregoing provisions of this subsection 2.5, the proceeds of any Acquisition R/C Loans that are borrowed during the period between September 30, 1996 and March 31, 1997 may be used for general corporate purposes of the Borrower and its Subsidiaries."

                 5. Amendment of Subsection 5.3. Subsection 5.3 of the Credit Agreement hereby is amended by:

(a) inserting therein as a new clause (C) to the proviso to subsection 5.3(d)(ii) the following:

                 "and (C) no such mandatory prepayment shall be due pursuant to this clause (ii) with respect to the Net Proceeds from the sale, transfer or other disposition of the capital stock of the holding company for WVTM-TV (or substantially all of the assets thereof) pursuant to the sale agreeement with National Broadcasting Corporation; and

(b)      inserting therein as a new clause (h) thereof the following:

                          "(h)  On September 30, 1996, the Aggregate
                 Acquisition Loan Commitment shall be reduced to the amount which is equal to the aggregate principal amount of the Acquisition R/C Loans then outstanding."

                 6. Amendment of Subsection 9.1(a). Subsection 9.1(a) of the Credit Agreement hereby is amended by deleting the matrix contained therein in its entirety and by substituting therefor the following:

                                                        NUMBER OF STATIONS
        TIME                    ------------------------------------------------------------------
       PERIOD                   5 or more        4             3               2             1
 ---------------                ---------      ----          ----             ----          ----
 EFFECTIVE DATE
 6/29/96                        6.00:1.0      5.75:1.0      5.750:1.0       5.50:1.0     4.750:1.0
 6/30/96 - 9/29/96              6.25:1.0      5.75:1.0      5.750:1.0       5.50:1.0     4.750:1.0
 9/30/96 - 3/30/97              6.00:1.0      5.75:1.0      5.750:1.0       5.50:1.0     4.750:1.0
 3/31/97 - 6/29/97              6.00:1.0      5:75:1.0      5.000:1.0       4.00:1.0     3.000:1.0
 6/30/97 - 6/29/98              5.25:1.0      4.50:1.0      4.375:1.0       3.50:1.0     2.625:1.0
 6/30/98 - 6/29/99              4.75:1.0      4.00:1.0      3.750:1.0       3.00:1.0     2.250:1.0
 6/30/99 - 6/29/2000            4.25:1.0      3.50:1.0      3.125:1.0       2.50:1.0     2.000:1.0
 6/30/2000 AND
    THEREAFTER                  4.25:1.0      3.50:1.0      3.125:1.0       2.50:1.0     2.000:1.0


                 7. Representations and Warranties. The Borrower hereby confirms, reaffirms and restates the representations and warranties made by it in Section 6 of the Credit Agreement, provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment. The Borrower represents and warrants that no Default or Event of Default has occurred and is continuing.

                 8. Continuing Effect of Credit Agreement. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended or modified herein, the provisions of the Credit Agreement are and shall remain in full force and effect.

                 9. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument. Each party hereto confirms that any facsimile copy of such party's executed counterpart of this Amendment (or its signature page thereof) shall be deemed to be an executed original thereof.

                 10. Effectiveness. This Amendment shall be effective upon receipt by the Administrative Agent of counterparts hereof, duly executed and delivered by the Borrower and the Majority Lenders.

                 11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        NWC ACQUISITION CORPORATION


                                        By: /s/ Joseph P. Page
                                            ------------------------------------
                                         Title:Vice President & CFO


                                        THE CHASE MANHATTAN BANK (formerly
                                        named Chemical Bank and successor by
                                        merger to The Chase Manhattan Bank,
                                        N.A.), as Administrative Agent, as
                                        Documentation Agent, as a Managing
                                        Agent and as a Lender



                                        By:
                                            ---------------------------------
                                         Title:


                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LIMITED, Los Angeles Agency


                                        By: /s/ Genichi Imai
                                            ---------------------------------
                                         Title:Joint General Manager


                                        BANK OF MONTREAL


                                        By: /s/ Allegra Griffiths
                                            ---------------------------------
                                         Title:Director


                                        THE BANK OF NEW YORK


                                        By: /s/ Catherine G. Goff
                                            ----------------------------------
                                         Title:Assistant Vice President

                                        CREDIT LYONNAIS, New York Branch


                                        By: /s/ James E. Morris
                                            ------------------------------------
                                         Title:Vice President


                                        CREDIT LYONNAIS, Cayman Island Branch


                                        By: /s/ James E. Morris
                                            ------------------------------------
                                         Title:Authorized Signature


                                        NATIONSBANK OF TEXAS, N.A.


                                        By: ------------------------------------
                                        Title:


                                        TORONTO DOMINION (TEXAS), INC.


                                        By: /s/ Lisa Allison
                                            ------------------------------------
                                         Title:Vice President


                                        BANK OF AMERICA ILLINOIS


                                        By: /s/ Fred L. Thorne
                                            ------------------------------------
                                         Title:Vice President


                                        UNION BANK


                                        By: /s/ Bill Gooch
                                            ------------------------------------
                                         Title:Vice President


                                        BANQUE PARIBAS, New York Branch


                                        By:
                                            ------------------------------------
                                        Title:

                                        CITIBANK, N.A.


                                        By: /s/ James Buchanan
                                            ------------------------------------
                                         Title:Attorney-In-Fact


                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By: /s/ Reginald T. Dawson
                                            ------------------------------------
                                         Title:Director


                                        BANKERS TRUST COMPANY


                                        By: /s/ Mary Jo Jolly
                                            ------------------------------------
                                         Title:Assistant Vice President


                                        FLEET NATIONAL BANK


                                        By: /s/ Alexander G. Ivanov
                                            ------------------------------------
                                         Title:Assistant Vice President


                                        By: /s/ Jeffrey R. Green
                                            ------------------------------------
                                         Title:Assistant Vice President


                                        THE FUJI BANK, LTD.


                                        By:
                                            ------------------------------------
                                        Title:


                                        SHAWMUT BANK, N.A.


                                        By:
                                            ------------------------------------
                                        Title: